UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
September 28, 2007 (August 15, 2007)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011
(Address of principal executive offices, including zip code)

(717) 761-2633
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On June 4, 2007, Rite Aid Corporation ("Rite Aid " or “the Company”) completed its acquisition (the "Acquisition") of the Brooks and Eckerd drugstore chains from The Jean Coutu Group (PJC) Inc. (the "Jean Coutu Group"), pursuant to the Stock Purchase Agreement, dated as of August 23, 2006, between Rite Aid and Jean Coutu Group.  The information included within this Current Report on Form 8-K represents historical and pro-forma information of The Jean Coutu Group (PJC) USA, Inc. (“JC Group USA”) which was a wholly owned subsidiary of the Jean Coutu Group and the holding company for all the Brooks and Eckerd drugstore chain activities acquired by Rite Aid.

Immediately prior to the completion of the Acquisition, JCG (PJC) USA, LLC, a wholly owned subsidiary of the Jean Coutu Group with no independent operations or assets, assumed a 100% ownership interest in JC Group USA.  JCG (PJC) USA, LLC was acquired by Rite Aid on June 4, 2007 as part of the Acquisition.  JCG (PJC) USA, LLC had no assets or operations during the periods presented herein; therefore financial statements for this entity are not included in the Current Report on Form 8-K.

This Current Report on Form 8-K is being filed to set forth the following:

•         Audited consolidated financial statements of The Jean Coutu Group (PJC) USA, Inc. (a wholly owned subsidiary of The Jean Coutu Group (PJC) Inc.) and subsidiaries (“JC Group USA”) as of June 2, 2007 and May 27, 2006, and for each of the three fiscal years in the period ended June 2, 2007

•         Unaudited pro forma financial statements of Rite Aid as of June 2, 2007, and for the 13 and 52 weeks ended June 2, 2007 and March 3, 2007, respectively.

All required historical and pro forma financial statements are hereby incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of The Jean Coutu Group (PJC) USA, Inc. (a wholly owned subsidiary of The Jean Coutu Group (PJC) Inc.) and subsidiaries (“JC Group USA”) as of June 2, 2007 and May 27, 2006, and for each of the three fiscal years in the period ended June 2, 2007, are included as Exhibit 99.1 herein.

(b) Pro Forma Financial Information.

The unaudited pro forma financial statements of Rite Aid as of June 2, 2007, and for the 13 and 52 weeks ended June 2, 2007 and March 3, 2007, respectively, are included as Exhibit 99.2 herein.

(d)	Exhibits

	23.1	Consent of Deloitte & Touche LLP — Included herein.
99.1

Audited consolidated financial statements of The Jean Coutu Group (PJC) USA, Inc. (a wholly owned subsidiary of The Jean Coutu Group (PJC) Inc.) and subsidiaries (“JC Group USA”) as of June 2, 2007 and May 27, 2006, and for each of the three fiscal years in the period ended June 2, 2007 — Included herein

	99.2	Unaudited pro forma financial statements of Rite Aid as of June 2, 2007, and for the 13 and 52 weeks ended June 2, 2007 and March 3, 2007, respectively — Included herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  September 28, 2007

By:	/s/ Robert B. Sari
Name:	Robert B. Sari
Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP — Included herein.
99.1

Audited consolidated financial statements of The Jean Coutu Group (PJC) USA, Inc. (a wholly owned subsidiary of The Jean Coutu Group (PJC) Inc.) and subsidiaries (“JC Group USA”) as of June 2, 2007 and May 27, 2006, and for each of the three fiscal years in the period ended June 2, 2007 — Included herein

99.2	Unaudited pro forma financial statements of Rite Aid as of June 2, 2007, and for the 13 and 52 weeks ended June 2, 2007 and March 3, 2007, respectively — Included herein